BURNHAM INVESTORS TRUST

   Supplement dated June 17, 2004 to the Prospectus dated May 1, 2004


Burnham Financial Industries Fund

THE FOLLOWING IS ADDED TO PAGE 13 OF THE PROSPECTUS AS THE LAST
PARAGRAPH UNDER THE CAPTION "HOW THE FUND SELECTS SECURITIES":

The fund may take "short" positions in (i.e., sell "short") securities of companies believed to be overvalued, with a maximum short exposure limit of 25%. The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund is also required to repay the lender the dividends or interest that accrue on the stock during the period of the loan. Selling "short" may be used to seek to hedge the fund's long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the manager's research. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

THE FOLLOWING IS ADDED TO PAGE 15 OF THE PROSPECTUS UNDER THE CAPTION "MAIN RISKS":

SHORT SALE RISK. Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the fund's short position, the greater the potential for gain and loss. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

THE CHART APPEARING AT THE TOP OF THE BACK COVER PAGE OF THE PROSPECTUS IS HEREBY DELETED.

   Call Burnham Investors Trust at 1-800-462-2392 for more information.

              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                WITH THE PROSPECTUS AND STATEMENT OF
            ADDITIONAL INFORMATION FOR FUTURE REFERENCE.